                                                                   EX-99.(d)(2)

                                  SCHEDULE A

                           FEE AND EXPENSE AGREEMENT
                            WELLS FARGO FUNDS TRUST

                       (CAPPED OPERATING EXPENSE RATIOS)

                                            CAPPED     CAPPED OPERATING
                                           OPERATING     EXPENSE RATIO
                                         EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                              (CURRENT)        2010)*            RENEWAL DATE
-------------                            ------------- ------------------  --------------------
ADJUSTABLE RATE GOVERNMENT FUND(+/-)/1/
   Class A..............................     0.74%                         3 Years After
   Class B..............................     1.49%                         Implementation Date
   Class C..............................     1.49%                         (all Classes)
   Institutional Class..................     0.49%
AGGRESSIVE ALLOCATION FUND/2/
   Administrator Class..................     1.00%        No Changes       January 31, 2011
ASIA PACIFIC FUND/3/
   Class A..............................     1.60%        No Changes       January 31, 2011
   Class C..............................     2.35%                         January 31, 2011
   Investor Class.......................     1.65%                         January 31, 2011
ASSET ALLOCATION FUND(+/-)
   Class A..............................     0.87%                         3 Years After
   Class B..............................     1.62%                         Implementation Date
   Class C..............................     1.62%                         (all Classes)
   Administrator Class..................     0.64%
   Class R..............................     1.12%

--------
* On January 11, 2010, the Boards of Trustees of Wells Fargo Funds Trust were notified of decreases to the capped operating expense ratios for certain Funds. Such decreases are scheduled to become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds, currently July 9, 2010 (Implementation
       Date). The expiration/renewal date for all classes of the survivor Funds involved in the Reorganization will continue for a period of three years after the Implementation Date. For those Funds not involved in the Reorganization, the expiration/renewal date of the commitment will continue through the dates of each Fund's next annual prospectus update.
(+/-) In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 9, 2010 (fixed income and money markets) and July 16, 2010 (equity and international funds).
/1/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Adjustable Rate Government Fund with a capped net operating expense ratio of 0.60%, effective on or about July 30, 2010.
/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/3/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Institutional Class shares to the Asia Pacific Fund with a capped net operating expense ratio of 1.40% and 1.25%, respectively, effective on or about July 30, 2010.

                                              CAPPED     CAPPED OPERATING
                                             OPERATING     EXPENSE RATIO
                                           EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                                (CURRENT)        2010)*            RENEWAL DATE
-------------                              ------------- ------------------  --------------------
C&B LARGE CAP VALUE FUND
   Class A................................     1.15%        No Changes       January 31, 2011
   Class B................................     1.90%                         January 31, 2011
   Class C................................     1.90%                         January 31, 2011
   Administrator Class....................     0.95%                         January 31, 2011
   Institutional Class....................     0.70%                         January 31, 2011
   Investor Class.........................     1.20%                         January 31, 2011
C&B MID CAP VALUE FUND
   Class A................................     1.20%        No Changes       February 28, 2011
   Class B................................     1.95%                         February 28, 2011
   Class C................................     1.95%                         February 28, 2011
   Administrator Class....................     1.15%                         February 28, 2011
   Institutional Class....................     0.90%                         February 28, 2011
   Investor Class.........................     1.25%                         February 28, 2011
CALIFORNIA LIMITED-TERM TAX-FREE FUND
   Class A................................     0.85%             0.80%       October 31, 2010
   Class C................................     1.60%             1.55%       October 31, 2010
   Administrator Class....................     0.60%             0.60%       October 31, 2010
CALIFORNIA TAX-FREE FUND
   Class A................................     0.80%             0.75%       3 Years After
   Class B................................     1.55%             1.50%       Implementation Date
   Class C................................     1.55%             1.50%       (all Classes)
   Administrator Class....................     0.55%             0.55%
CALIFORNIA MUNICIPAL MONEY MARKET FUND/4/
   Class A................................     0.65%        No Changes       June 30, 2010
   Institutional Class....................     0.20%                         June 30, 2010
   Service Class..........................     0.45%                         June 30, 2010
CALIFORNIA MUNICIPAL MONEY MARKET TRUST        0.20%        No Changes       June 30, 2010
CAPITAL GROWTH FUND
   Class A................................     1.25%             1.20%       3 Years After
   Class C................................     2.00%             1.95%       Implementation Date
   Administrator Class....................     0.94%             0.94%       (all Classes)
   Institutional Class....................     0.75%             0.70%
   Investor Class.........................     1.35%             1.27%

--------
/4/ On December 18, 2009, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the California Municipal Money Market Fund with a capped net operating expense ratio of 1.05%, effective July 1, 2010. In addition, on March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the California Municipal Money Market Fund with a capped net operating expense ratio of 0.30%, effective on or about July 1, 2010.

                                           CAPPED     CAPPED OPERATING
                                          OPERATING     EXPENSE RATIO
                                        EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                             (CURRENT)        2010)*            RENEWAL DATE
-------------                           ------------- ------------------  --------------------
CASH INVESTMENT MONEY MARKET FUND
   Administrator Class.................     0.35%        No Changes       June 30, 2010
   Institutional Class.................     0.20%                         June 30, 2010
   Select Class........................     0.13%                         June 30, 2010
   Service Class.......................     0.50%                         June 30, 2010
CLASSIC VALUE FUND(+/-)/5/
   Class A.............................     1.25%                         3 Years After
   Class B.............................     2.00%                         Implementation Date
   Class C.............................     2.00%                         (all Classes)
   Class R.............................     1.50%
   Administrator Class.................     1.00%
COLORADO TAX-FREE FUND
   Class A.............................     0.85%        No Changes       October 31, 2010
   Class B.............................     1.60%                         October 31, 2010
   Class C.............................     1.60%                         October 31, 2010
   Administrator Class.................     0.60%                         October 31, 2010
COMMON STOCK FUND/6/
   Class A.............................     1.26%        No Changes       February 28, 2011
   Class B.............................     2.01%                         February 28, 2011
   Class C.............................     2.01%                         February 28, 2011
   Investor Class......................     1.29%                         February 28, 2011
CONSERVATIVE ALLOCATION FUND
   Administrator Class.................     0.85%        No Changes       January 31, 2011
CORE EQUITY FUND(+/-)/7/
   Class A.............................     1.25%                         3 Years After
   Class B.............................     2.00%                         Implementation Date
   Class C.............................     2.00%                         (all Classes)
   Administrator Class.................     1.00%
DISCIPLINED GLOBAL EQUITY FUND(+/-)/8/
   Class A.............................     1.40%                         3 Years After
   Class C.............................     2.15%                         Implementation Date
   Administrator Class.................     1.15%                         (all Classes)
DISCIPLINED U.S. CORE FUND(+/-)/9/
   Class A.............................     0.92%                         3 Years After
   Class C.............................     1.67%                         Implementation Date
   Administrator Class.................     0.74%                         (all Classes)

--------
/5/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Classic Value Fund with a capped net operating expense ratio of 0.75%, effective on or about July 30, 2010.
/6/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Institutional Class shares to the Common Stock Fund with a capped net operating expense ratio of 1.10% and 0.90%, respectively, effective on or about July 30, 2010.
/7/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Core Equity Fund with a capped net operating expense ratio of 0.75%, effective on or about July 30, 2010.
/8/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined Global Equity Fund with a capped net operating expense ratio of 0.95%, effective on or about July 30, 2010.

                                              CAPPED     CAPPED OPERATING
                                             OPERATING     EXPENSE RATIO
                                           EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                                (CURRENT)        2010)*            RENEWAL DATE
-------------                              ------------- ------------------  --------------------
DISCIPLINED VALUE FUND(+/-)/10/
   Class A................................     1.10%                         3 Years After
   Class C................................     1.85%                         Implementation Date
   Administrator Class....................     0.85%                         (all Classes)
   Investor Class.........................     1.17%
DISCOVERY FUND
   Class A................................     1.33%        No Changes       February 28, 2011
   Class C................................     2.08%                         February 28, 2011
   Administrator Class....................     1.15%                         February 28, 2011
   Institutional Class....................     0.95%                         February 28, 2011
   Investor Class.........................     1.38%                         February 28, 2011
DIVERSIFIED BOND FUND/11/
   Administrator Class....................     0.70%        No Changes       September 30, 2010
DIVERSIFIED CAPITAL BUILDER FUND(+/-)/12/
   Class A................................     1.20%                         3 Years After
   Class B................................     1.95%                         Implementation Date
   Class C................................     1.95%                         (all Classes)
   Institutional Class....................     0.78%
DIVERSIFIED EQUITY FUND
   Class A................................     1.25%        No Changes       January 31, 2011
   Class B................................     2.00%                         January 31, 2011
   Class C................................     2.00%                         January 31, 2011
   Administrator Class....................     1.00%                         January 31, 2011
DIVERSIFIED INCOME BUILDER FUND(+/-)/13/
   Class A................................     1.08%                         3 Years After
   Class B................................     1.83%                         Implementation Date
   Class C................................     1.83%                         (all Classes)
   Institutional Class....................     0.71%

--------
/9/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined U.S. Core Fund with a capped net operating expense ratio of 0.48%, effective on or about July 30, 2010.
/10/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Disciplined Value Fund with a capped net operating expense ratio of 0.65%, effective on or about July 30, 2010.
/11/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Diversified Bond Fund into the Total Return Bond Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.
/12/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Diversified Capital Builder Fund with a capped net operating expense ratio of 0.95%, effective on or about July 30, 2010.
/13/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Diversified Income Builder Fund with a capped net operating expense ratio of 0.90%, effective on or about July 30, 2010.

                                        CAPPED     CAPPED OPERATING
                                       OPERATING     EXPENSE RATIO
                                     EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                          (CURRENT)        2010)*            RENEWAL DATE
-------------                        ------------- ------------------  --------------------
DIVERSIFIED INTERNATIONAL FUND
   Class A..........................     1.41%        No Changes       January 31, 2011
   Class B..........................     2.16%                         January 31, 2011
   Class C..........................     2.16%                         January 31, 2011
   Administrator Class..............     1.25%                         January 31, 2011
   Institutional Class..............     0.99%                         January 31, 2011
   Investor Class...................     1.46%                         January 31, 2011
DIVERSIFIED SMALL CAP FUND
   Administrator Class..............     1.00%        No Changes       January 31, 2011
EMERGING GROWTH FUND
   Class A..........................     1.45%        No Changes       January 31, 2011
   Class C..........................     2.20%                         January 31, 2011
   Administrator Class..............     1.20%                         January 31, 2011
   Institutional Class..............     0.95%                         January 31, 2011
   Investor Class...................     1.49%                         January 31, 2011
EMERGING MARKETS EQUITY FUND/14/
   Class A..........................     1.90%        No Changes       January 31, 2011
   Class B..........................     2.65%                         January 31, 2011
   Class C..........................     2.65%                         January 31, 2011
   Administrator Class..............     1.60%                         January 31, 2011
EMERGING MARKETS EQUITY FUND II/15/
   Class A..........................     1.87%                         3 Years After
   Class B..........................     2.62%                         Implementation Date
   Class C..........................     2.62%                         (all Classes)
   Administrator Class..............     1.60%
ENDEAVOR SELECT FUND
   Class A..........................     1.25%        No Changes       November 30, 2010
   Class B..........................     2.00%                         November 30, 2010
   Class C..........................     2.00%                         November 30, 2010
   Administrator Class..............     1.00%                         November 30, 2010
   Institutional Class..............     0.80%                         November 30, 2010

--------
/14/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/15/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund. In addition, on May 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved 0.06% reductions to the capped net operating expense ratio to Class A, B, C and the new Institutional Class. Such reductions will become effective concurrently with the earliest of any closing of the Reorganization with the Evergreen family of funds. Effective on or about July 30, 2010 the capped net operating expense ration for the Institutional Class will be 1/30% with an expiration 3 years after the effective date.

                                       CAPPED     CAPPED OPERATING
                                      OPERATING     EXPENSE RATIO
                                    EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                         (CURRENT)        2010)*            RENEWAL DATE
-------------                       ------------- ------------------  --------------------
ENTERPRISE FUND
   Class A.........................     1.35%             1.30%       February 28, 2011
   Class C.........................     2.10%             2.05%       February 28, 2011
   Administrator Class.............     1.15%             1.15%       February 28, 2011
   Institutional Class.............     0.90%             0.90%       February 28, 2011
   Investor Class..................     1.45%             1.37%       February 28, 2011
EQUITY INCOME FUND/16/
   Class A.........................     1.10%        No Changes       January 31, 2011
   Class B.........................     1.85%                         January 31, 2011
   Class C.........................     1.85%                         January 31, 2011
   Administrator Class.............     0.85%                         January 31, 2011
EQUITY VALUE FUND
   Class A.........................     1.25%        No Changes       January 31, 2011
   Class B.........................     2.00%                         January 31, 2011
   Class C.........................     2.00%                         January 31, 2011
   Administrator Class.............     1.00%                         January 31, 2011
   Institutional Class.............     0.75%                         January 31, 2011
GLOBAL OPPORTUNITIES FUND(+/-)/17/
   Class A.........................     1.58%                         3 Years After
   Class B.........................     2.33%                         Implementation Date
   Class C.........................     2.33%                         (all Classes)
   Administrator Class.............     1.40%
GOVERNMENT MONEY MARKET FUND/18/
   Class A.........................     0.65%        No Changes       June 30, 2010
   Administrator Class.............     0.35%                         June 30, 2010
   Institutional Class.............     0.20%                         June 30, 2010
   Service Class...................     0.50%                         June 30, 2010
GOVERNMENT SECURITIES FUND
   Class A.........................     0.90%             0.89%       3 Years After
   Class B.........................     1.65%             1.64%       Implementation Date
   Class C.........................     1.65%             1.64%       (all Classes)
   Administrator Class.............     0.70%             0.64%
   Institutional Class.............     0.48%             0.48%
   Investor Class..................     0.95%             0.92%

--------
/16/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund into the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/17/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Global Opportunities Fund with a capped net operating expense ratio of 1.15%, effective on or about July 30, 2010.
/18/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Government Money Market Fund with a capped operating expense ratio of 1.05%, effective July 1, 2010.

                                       CAPPED     CAPPED OPERATING
                                      OPERATING     EXPENSE RATIO
                                    EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                         (CURRENT)        2010)*            RENEWAL DATE
-------------                       ------------- ------------------  --------------------
GROWTH FUND
   Class A.........................     1.30%             1.30%       November 30, 2010
   Class C.........................     2.05%             2.05%       November 30, 2010
   Administrator Class.............     0.96%             0.96%       November 30, 2010
   Institutional Class.............     0.80%             0.80%       November 30, 2010
   Investor Class..................     1.40%             1.37%       November 30, 2010
GROWTH BALANCED FUND
   Class A.........................     1.20%        No Changes       January 31, 2011
   Class B.........................     1.95%                         January 31, 2011
   Class C.........................     1.95%                         January 31, 2011
   Administrator Class.............     0.95%                         January 31, 2011
GROWTH EQUITY FUND/19/
   Class A.........................     1.50%        No Changes       January 31, 2011
   Class B.........................     2.25%                         January 31, 2011
   Class C.........................     2.25%                         January 31, 2011
   Administrator Class.............     1.25%                         January 31, 2011
   Institutional Class.............     1.05%                         January 31, 2011

GROWTH OPPORTUNITIES FUND(+/-)/20/                                    3 Years After
   Class A.........................     1.22%                         Implementation Date
   Institutional Class.............     0.90%                         (all Classes)
HEALTH CARE FUND(+/-)
   Class A.........................     1.46%                         3 Years After
   Class B.........................     2.21%                         Implementation Date
   Class C.........................     2.21%                         (all Classes)
   Administrator Class.............     1.23%
HERITAGE MONEY MARKET FUND/21/
   Administrator Class.............     0.35%        No Changes       June 30, 2010
   Institutional Class.............     0.20%                         June 30, 2010
   Select Class....................     0.13%                         June 30, 2010
HIGH INCOME FUND/22/
   Class A.........................     0.90%             0.90%       3 Years After
   Class B.........................     1.65%             1.65%       Implementation Date
   Class C.........................     1.65%             1.65%       (all Classes)
   Institutional Class.............     0.50%             0.50%
   Investor Class..................     0.95%             0.93%

--------
/19/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Equity Fund into the Diversified Equity Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010 and the Institutional Class shares will merge into the Administrator Class.
/20/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C and Administrator Class shares to the Growth Opportunities Fund with a capped net operating expense ratio of 1.97% and 1.15%, respectively, effective on or about July 30, 2010.
/21/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Service Class shares to the Heritage Money Market Fund with a capped operating expense ration of 0.43%, effective July 1, 2010.
/22/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the High Income Fund with a capped operating expense ratio of 0.80%, effective on or about July 30, 2010.

                                     CAPPED     CAPPED OPERATING
                                    OPERATING     EXPENSE RATIO
                                  EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                       (CURRENT)        2010)*            RENEWAL DATE
-------------                     ------------- ------------------  --------------------
HIGH YIELD BOND FUND(+/-)
   Class A.......................     1.03%                         3 Years After
   Class B.......................     1.78%                         Implementation Date
   Class C.......................     1.78%                         (all Classes)
   Administrator Class...........     0.80%
INCOME PLUS FUND/23/
   Class A.......................     0.90%             0.90%       3 Years After
   Class B.......................     1.65%             1.65%       Implementation Date
   Class C.......................     1.65%             1.65%       (all Classes)
   Institutional Class...........     0.61%             0.61%
   Investor Class................     0.94%             0.93%
INDEX ASSET ALLOCATION FUND
   Class A.......................     1.15%        No Changes       January 31, 2011
   Class B.......................     1.90%                         January 31, 2011
   Class C.......................     1.90%                         January 31, 2011
   Administrator Class...........     0.90%                         January 31, 2011
INDEX FUND/24/
   Class A.......................     0.62%             0.56%       3 Years After
   Class B.......................     1.37%             1.31%       Implementation Date
   Administrator Class...........     0.25%             0.25%       (all Classes)
   Investor Class................     0.45%             0.45%
INFLATION-PROTECTED BOND FUND
   Class A.......................     0.85%        No Changes       September 30, 2010
   Class B.......................     1.60%                         September 30, 2010
   Class C.......................     1.60%                         September 30, 2010
   Administrator Class...........     0.60%                         September 30, 2010
INTERMEDIATE TAX/AMT-FREE FUND
   Class A.......................     0.70%             0.70%       3 Years After
   Class C.......................     1.45%             1.45%       Implementation Date
   Administrator Class...........     0.60%             0.60%       (all Classes)
   Institutional Class...........     0.42%             0.42%
   Investor Class................     0.75%             0.73%
INTERNATIONAL BOND FUND(+/-)/25/
   Class A.......................     1.03%                         3 Years After
   Class B.......................     1.78%                         Implementation Date
   Class C.......................     1.78%                         (all Classes)
   Institutional Class...........     0.78%

--------
/23/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Income Plus Fund with a capped operating expense ratio of 0.75%, effective on or about July 30, 2010.
/24/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C shares to the Index Fund with a capped net operating expense ratio of 1.31%, effective July 16, 2010.
/25/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the International Bond Fund with a capped operating expense ratio of 0.85%, effective on or about July 30, 2010.

                                         CAPPED     CAPPED OPERATING
                                        OPERATING     EXPENSE RATIO
                                      EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                           (CURRENT)        2010)*            RENEWAL DATE
-------------                         ------------- ------------------  --------------------
INTERNATIONAL CORE FUND/26/
   Class A...........................     1.50%             1.09%       3 Years After
   Class B...........................     2.25%             1.84%       Implementation Date
   Class C...........................     2.25%             1.84%       (all Classes)
   Administrator Class...............     1.25%             1.09%
INTERNATIONAL VALUE FUND
   Class A...........................     1.50%        No Changes       January 31, 2011
   Class B...........................     2.25%                         January 31, 2011
   Class C...........................     2.25%                         January 31, 2011
   Administrator Class...............     1.25%                         January 31, 2011
   Institutional Class...............     1.05%                         January 31, 2011
INTRINSIC VALUE FUND(+/-)/27/
   Class A...........................     1.17%                         3 Years After
   Class B...........................     1.92%                         Implementation Date
   Class C...........................     1.92%                         (all Classes)
   Institutional Class...............     0.85%
INTRINSIC WORLD EQUITY FUND(+/-)/28/
   Class A...........................     1.40%                         3 Years After
   Class C...........................     2.15%                         Implementation Date
   Administrator Class...............     1.15%                         (all Classes)
LARGE CAP APPRECIATION FUND/29/
   Class A...........................     1.25%        No Changes       January 31, 2011
   Class B...........................     2.00%                         January 31, 2011
   Class C...........................     2.00%                         January 31, 2011
   Administrator Class...............     1.00%                         January 31, 2011
   Institutional Class...............     0.70%                         January 31, 2011
LARGE CAP CORE FUND(+/-)
   Class A...........................     1.14%                         3 Years After
   Class C...........................     1.89%                         Implementation Date
   Investor Class....................     1.21%                         (all Classes)
   Administrator Class...............     0.90%
   Institutional Class...............     0.66%
LARGE CAP GROWTH FUND/30/
   Investor Class....................     1.19%        No Changes       November 30, 2010

--------
/26/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the International Core Fund to the International Equity Fund and the addition of Class R and Institutional Class shares with capped operating expense ratios of 1.34% and 0.84%, respectively, effective July 16, 2010.
/27/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Intrinsic Value Fund with a capped operating expense ratio of 0.95%, effective on or about July 30, 2010.
/28/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Intrinsic World Equity Fund with a capped operating expense ratio of 0.95%, effective on or about July 30, 2010.
/29/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Cap Appreciation Fund into the Capital Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                    CAPPED     CAPPED OPERATING
                                   OPERATING     EXPENSE RATIO
                                 EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                      (CURRENT)        2010)*            RENEWAL DATE
-------------                    ------------- ------------------  --------------------
LARGE COMPANY CORE FUND/31/
   Class A......................     1.14%        No Changes       November 30, 2010
   Class B......................     1.89%                         November 30, 2010
   Class C......................     1.89%                         November 30, 2010
   Administrator Class..........     0.95%                         November 30, 2010
   Investor Class...............     1.28%                         November 30, 2010
   Institutional Class..........     0.66%                         November 30, 2010
LARGE COMPANY GROWTH FUND/32/
   Class A......................     1.20%        No Changes       January 31, 2011
   Class B......................     1.95%                         January 31, 2011
   Class C......................     1.95%                         January 31, 2011
   Administrator Class..........     0.95%                         January 31, 2011
   Institutional Class..........     0.75%                         January 31, 2011
   Investor Class...............     1.27%                         January 31, 2011
LARGE COMPANY VALUE FUND
   Class A......................     1.25%             1.25%       November 30, 2010
   Class C......................     2.00%             2.00%       November 30, 2010
   Administrator Class..........     0.96%             0.96%       November 30, 2010
   Institutional Class..........     0.75%             0.75%       November 30, 2010
   Investor Class...............     1.35%             1.32%       November 30, 2010
MID CAP DISCIPLINED FUND/33/
   Class A......................     1.25%             1.25%       3 Years After
   Class C......................     2.00%             2.00%       Implementation Date
   Administrator Class..........     1.15%             1.14%       (all Classes)
   Institutional Class..........     0.90%             0.87%
   Investor Class...............     1.31%             1.31%
MID CAP GROWTH FUND
   Class A......................     1.35%             1.18%       3 Years After
   Class B......................     2.10%             1.93%       Implementation Date
   Class C......................     2.10%             1.93%       (all Classes)
   Administrator Class..........     1.15%             1.15%
   Institutional Class..........     0.90%             0.85%
   Investor Class...............     1.45%             1.25%
MINNESOTA MONEY MARKET FUND/34/
   Class A......................     0.80%             0.70%       June 30, 2010

--------
/30/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class A, Class C, Administrator Class and Institutional Class shares to the Large Cap Growth Fund with a capped operating expense ratio of 1.12%, 1.87%, 0.95% and 0.75%, respectively, effective on or about July 30, 2010.
/31/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Core Fund into the Large Cap Core Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/32/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Growth Fund into the Premier Large Company Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/33/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

                                                         CAPPED     CAPPED OPERATING
                                                        OPERATING     EXPENSE RATIO
                                                      EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                                           (CURRENT)        2010)*            RENEWAL DATE
-------------                                         ------------- ------------------  --------------------
MINNESOTA TAX-FREE FUND
   Class A...........................................     0.85%        No Changes       October 31, 2010
   Class B...........................................     1.60%                         October 31, 2010
   Class C...........................................     1.60%                         October 31, 2010
   Administrator Class...............................     0.60%                         October 31, 2010
MODERATE BALANCED FUND
   Class A...........................................     1.15%        No Changes       January 31, 2011
   Class B...........................................     1.90%                         January 31, 2011
   Class C...........................................     1.90%                         January 31, 2011
   Administrator Class...............................     0.90%                         January 31, 2011
MONEY MARKET FUND/35/
   Class A...........................................     0.76%             0.70%       3 Years After
   Class B...........................................     1.51%             1.45%       Implementation Date
   Investor Class....................................     0.65%             0.65%       (all Classes)
MONEY MARKET TRUST                                        0.20%        No Changes       June 30, 2010
MUNICIPAL BOND FUND
   Class A...........................................     0.75%             0.75%       3 Years After
   Class B...........................................     1.50%             1.50%       Implementation Date
   Class C...........................................     1.50%             1.50%       (all Classes)
   Administrator Class...............................     0.60%             0.60%
   Institutional Class...............................     0.50%             0.50%
   Investor Class....................................     0.80%             0.78%

MUNICIPAL CASH MANAGEMENT MONEY MARKET FUND(+/-)/36/                                    3 Years After
   Service Class.....................................     0.45%                         Implementation Date
   Institutional Class...............................     0.20%                         (all Classes)
MUNICIPAL MONEY MARKET FUND/37/
   Institutional Class...............................     0.20%        No Changes       June 30, 2010
   Investor Class....................................     0.64%                         June 30, 2010
NATIONAL TAX-FREE MONEY MARKET FUND/38/
   Class A...........................................     0.65%        No Changes       June 30, 2010
   Administrator Class...............................     0.30%                         June 30, 2010
   Institutional Class...............................     0.20%                         June 30, 2010
   Service Class.....................................     0.45%                         June 30, 2010

--------
/34/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Minnesota Money Market Fund with a capped net operating expense ratio of 1.05%, effective
      July 1, 2010.
/35/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C, Service Class and Daily Class shares to the Money Market Fund with capped operating expense ratios of 1.45%, 0.50% and 1.03%, respectively, effective July 1, 2010.
/36/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Municipal Cash Management Money Market Fund with a capped operating expense ratio of 0.30%, effective on or about July 9, 2010.
/37/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class A, Service Class and Sweep Class shares to the Municipal Money Market Fund with capped net operating expense ratios of 0.65%, 0.45% and 1.05%, respectively, effective July 1, 2010.

                                                  CAPPED     CAPPED OPERATING
                                                 OPERATING     EXPENSE RATIO
                                               EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                                    (CURRENT)        2010)*            RENEWAL DATE
-------------                                  ------------- ------------------  --------------------
NATIONAL TAX-FREE MONEY MARKET TRUST..........     0.20%        No Changes       June 30, 2010
NEW JERSEY MUNICIPAL MONEY MARKET FUND(+/-)
   Class A....................................     0.70%                         3 Years After
   Service Class..............................     0.45%                         Implementation Date
   Sweep Class................................     1.05%                         (all Classes)
NEW YORK MUNICIPAL MONEY MARKET FUND(+/-)
   Class A....................................     0.70%                         3 Years After
   Service Class..............................     0.45%                         Implementation Date
   Sweep Class................................     1.05%                         (all Classes)
NORTH CAROLINA TAX-FREE FUND(+/-)
   Class A....................................     0.85%                         3 Years After
   Class C....................................     1.60%                         Implementation Date
   Institutional Class........................     0.54%                         (all Classes)
OMEGA GROWTH FUND(+/-)/39/
   Class A....................................     1.30%                         3 Years After
   Class B....................................     2.05%                         Implementation Date
   Class C....................................     2.05%                         (all Classes)
   Class R....................................     1.55%
   Administrator Class........................     1.05%
OPPORTUNITY FUND/40/                                            No Changes
   Class A....................................     1.29%                         February 28, 2011
   Class C....................................     2.04%                         February 28, 2011
   Administrator Class........................     1.04%                         February 28, 2011
   Investor Class.............................     1.35%                         February 28, 2011

OVERLAND EXPRESS SWEEP FUND/41/                    1.08%        No Changes       June 30, 2010
PENNSYLVANIA MUNICIPAL MONEY MARKET FUND(+/-)
   Class A....................................     0.70%                         3 Years After
   Service Class..............................     0.45%                         Implementation Date
   Sweep Class................................     1.05%                         (all Classes)

--------
/38/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the National Tax-Free Money Market Fund with a capped net operating expense ratios of 1.05% effective July 1, 2010.
/39/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Omega Growth Fund with a capped net operating expense ratio of 0.80%, effective on or about July 30, 2010.
/40/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Opportunity Fund with a capped net operating expense ratio of 0.85%, effective on or about July 30, 2010.
/41/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

                                           CAPPED     CAPPED OPERATING
                                          OPERATING     EXPENSE RATIO
                                        EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                             (CURRENT)        2010)*            RENEWAL DATE
-------------                           ------------- ------------------  --------------------
PENNSYLVANIA TAX-FREE FUND(+/-)
   Class A.............................     0.74%                         3 Years After
   Class B.............................     1.49%                         Implementation Date
   Class C.............................     1.49%                         (all Classes)
   Institutional Class.................     0.49%
PRECIOUS METALS FUND(+/-)/42/
   Class A.............................     1.09%                         3 Years After
   Class B.............................     1.84%                         Implementation Date
   Class C.............................     1.84%                         (all Classes)
   Institutional Class.................     0.79%
PREMIER LARGE COMPANY GROWTH FUND(+/-)
   Class A.............................     1.12%                         3 Years After
   Class B.............................     1.87%                         Implementation Date
   Class C.............................     1.87%                         (all Classes)
   Administrator Class.................     0.95%
   Institutional Class.................     0.75%
   Investor Class......................     1.19%
PRIME INVESTMENT MONEY MARKET FUND
   Institutional Class.................     0.20%        No Changes       June 30, 2010
   Service Class.......................     0.55%                         June 30, 2010
SHORT DURATION GOVERNMENT BOND FUND
   Class A.............................     0.85%             0.83%       September 30, 2010
   Class B.............................     1.60%             1.58%       September 30, 2010
   Class C.............................     1.60%             1.58%       September 30, 2010
   Administrator Class.................     0.60%             0.60%       September 30, 2010
   Institutional Class.................     0.42%             0.42%       September 30, 2010
SHORT-TERM BOND FUND
   Class A.............................     0.80%             0.80%       September 30, 2010
   Class C.............................     1.55%             1.55%       September 30, 2010
   Institutional Class.................     0.48%             0.48%       September 30, 2010
   Investor Class......................     0.85%             0.83%       September 30, 2010
SHORT-TERM HIGH YIELD BOND FUND/43/
   Class A.............................     0.81%             0.81%       September 30, 2010
   Class C.............................     1.56%             1.56%       September 30, 2010
   Investor Class......................     0.86%             0.84%       September 30, 2010

--------
/42/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Precious Metals Fund with a capped net operating expense ratio of 0.95%, effective on or about July 30, 2010.
/43/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Short-Term High Yield Bond Fund with a capped net operating expense ratio of 0.65%, effective on or about July 30, 2010.

                                       CAPPED     CAPPED OPERATING
                                      OPERATING     EXPENSE RATIO
                                    EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                         (CURRENT)        2010)*            RENEWAL DATE
-------------                       ------------- ------------------  --------------------
SHORT-TERM MUNICIPAL BOND FUND/44/
   Class A.........................     0.60%             0.60%       3 Years After
   Class C.........................     1.35%             1.35%       Implementation Date
   Institutional Class.............     0.40%             0.40%       (all Classes)
   Investor Class..................     0.66%             0.63%
SMALL CAP DISCIPLINED FUND/45/
   Class A.........................     1.45%        No Changes       February 28, 2011
   Class C.........................     2.20%                         February 28, 2011
   Administrator Class.............     1.20%                         February 28, 2011
   Institutional Class.............     1.00%                         February 28, 2011
   Investor Class..................     1.49%                         February 28, 2011
SMALL CAP GROWTH FUND
   Class A.........................     1.40%             1.40%       February 28, 2011
   Class B.........................     2.15%             2.15%       February 28, 2011
   Class C.........................     2.15%             2.15%       February 28, 2011
   Administrator Class.............     1.20%             1.20%       February 28, 2011
   Institutional Class.............     0.90%             0.90%       February 28, 2011
   Investor Class..................     1.49%             1.47%       February 28, 2011
SMALL CAP OPPORTUNITIES FUND
   Administrator Class.............     1.20%        No Changes       February 28, 2011
SMALL CAP VALUE FUND/46/
   Class A.........................     1.44%             1.30%       February 28, 2011
   Class B.........................     2.19%             2.05%       February 28, 2011
   Class C.........................     2.19%             2.05%       February 28, 2011
   Institutional Class.............     0.95%             0.95%       February 28, 2011
   Investor Class..................     1.36%             1.33%       February 28, 2011
SMALL COMPANY GROWTH FUND
   Class A.........................     1.45%        No Changes       January 31, 2011
   Class B.........................     2.20%                         January 31, 2011
   Class C.........................     2.20%                         January 31, 2011
   Administrator Class.............     1.20%                         January 31, 2011
   Institutional Class.............     0.95%                         January 31, 2011
SMALL COMPANY VALUE FUND/47/
   Class A.........................     1.45%        No Changes       January 31, 2011
   Class B.........................     2.20%                         January 31, 2011
   Class C.........................     2.20%                         January 31, 2011
   Administrator Class.............     1.20%                         January 31, 2011

--------
/44/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Short-Term Municipal Bond Fund with a capped net operating expense ratio of 0.60%, effective on or about July 30, 2010.
/45/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved a sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to receipt of shareholder approval of the new sub-adviser, the fund name will change to the Intrinsic Small Cap Value Fund, effective June 1, 2010.
/46/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Small Cap Value Fund with a capped net operating expense ratio of 1.10%, effective on or about July 30, 2010.

                                            CAPPED     CAPPED OPERATING
                                           OPERATING     EXPENSE RATIO
                                         EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                              (CURRENT)        2010)*            RENEWAL DATE
-------------                            ------------- ------------------  --------------------
SMALL/MID CAP CORE FUND(+/-)/48/
   Class A..............................     1.40%                         3 Years After
   Class C..............................     2.15%                         Implementation Date
   Administrator Class..................     1.15%                         (all Classes)
SMALL/MID CAP VALUE FUND
   Class A..............................     1.40%             1.40%       February 28, 2011
   Class C..............................     2.15%             2.15%       February 28, 2011
   Administrator Class..................     1.15%             1.15%       February 28, 2011
   Institutional Class..................     0.95%             0.95%       February 28, 2011
   Investor Class.......................     1.49%             1.47%       February 28, 2011
SOCIAL SUSTAINABILITY FUND
   Class A..............................     1.25%        No Changes       November 30, 2010
   Class C..............................     2.00%                         November 30, 2010
   Administrator Class..................     1.00%                         November 30, 2010
SPECIALIZED FINANCIAL SERVICES FUND/49/
   Class A..............................     1.35%        No Changes       February 28, 2011
   Class B..............................     2.10%                         February 28, 2011
   Class C..............................     2.10%                         February 28, 2011
SPECIAL SMALL CAP VALUE FUND(+/-)/50/
   Class A..............................     1.34%                         3 Years After
   Class B..............................     2.09%                         Implementation Date
   Class C..............................     2.09%                         (all Classes)
   Administrator Class..................     1.09%
SPECIALIZED TECHNOLOGY FUND/51/
   Class A..............................     1.75%             1.75%       February 28, 2011
   Class B..............................     2.50%             2.50%       February 28, 2011
   Class C..............................     2.50%             2.50%       February 28, 2011
   Investor Class.......................     1.85%             1.82%       February 28, 2011
STABLE INCOME FUND/52/
   Class A..............................     0.85%        No Changes       September 30, 2010
   Class B..............................     1.60%                         September 30, 2010
   Class C..............................     1.60%                         September 30, 2010
   Administrator Class..................     0.65%                         September 30, 2010

--------
/47/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Small Company Value Fund with a capped net operating expense ratio of 1.00%, effective on or about July 30, 2010.
/48/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Small/Mid Cap Core Fund with a capped net operating expense ratio of 0.95%, effective on or about July 30, 2010.
/49/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.
/50/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Institutional Class shares to the Special Small Cap Value Fund with a capped net operating expense ratio of 0.94%, effective on or about July 30, 2010.
/51/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Specialized Technology Fund with a capped net operating expense ratio of 1.50%, effective on or about July 30, 2010.

                                             CAPPED     CAPPED OPERATING
                                            OPERATING     EXPENSE RATIO
                                          EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                               (CURRENT)        2010)*            RENEWAL DATE
-------------                             ------------- ------------------  --------------------
STRATEGIC INCOME FUND/53/
   Class A...............................     1.10%        No Changes       September 30, 2010
   Class B...............................     1.85%                         September 30, 2010
   Class C...............................     1.85%                         September 30, 2010
STRATEGIC LARGE CAP GROWTH FUND(+/-)/54/
   Class A...............................     1.07%                         3 Years After
   Class C...............................     1.82%                         Implementation Date
   Class R...............................     1.32%                         (all Classes)
   Institutional Class...................     0.80%
STRATEGIC MUNICIPAL BOND FUND(+/-)
   Class A...............................     0.86%                         3 Years After
   Class B...............................     1.61%                         Implementation Date
   Class C...............................     1.61%                         (all Classes)
   Administrator Class...................     0.68%
TARGET TODAY FUND/(S)/
   Class A...............................     0.98%             0.96%       June 30, 2010
   Class B...............................     1.73%             1.71%       June 30, 2010
   Class C...............................     1.73%             1.71%       June 30, 2010
   Administrator Class...................     0.80%             0.80%       June 30, 2010
   Institutional Class...................     0.45%             0.45%       June 30, 2010
   Investor Class........................     0.86%             0.86%       June 30, 2010
TARGET 2010 FUND/(S)/
   Class A...............................     1.01%             0.99%       June 30, 2010
   Class B...............................     1.76%             1.74%       June 30, 2010
   Class C...............................     1.76%             1.74%       June 30, 2010
   Administrator Class...................     0.83%             0.83%       June 30, 2010
   Institutional Class...................     0.48%             0.48%       June 30, 2010
   Investor Class........................     0.89%             0.89%       June 30, 2010
TARGET 2015 FUND
   Institutional Class...................     0.49%        No Changes       June 30, 2010
   Administrator Class...................     0.84%                         June 30, 2010
   Investor Class........................     0.90%                         June 30, 2010

--------
/52/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Stable Income Fund into the Ultra Short-Term Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.
/53/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.
/54/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Strategic Large Cap Growth Fund with a capped net operating expense ratio of 0.95%, effective on or about July 30, 2010.
/(S)/ The changes to the capped net operating expense ratios for the Target
      Date Funds will become effective on July 1, 2010.

                               CAPPED     CAPPED OPERATING
                              OPERATING     EXPENSE RATIO
                            EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                 (CURRENT)        2010)*            RENEWAL DATE
-------------               ------------- ------------------  --------------------
TARGET 2020 FUND/(S)/
   Class A.................     1.03%             1.01%       June 30, 2010
   Class B.................     1.78%             1.76%       June 30, 2010
   Class C.................     1.78%             1.76%       June 30, 2010
   Administrator Class.....     0.85%             0.85%       June 30, 2010
   Institutional Class.....     0.50%             0.50%       June 30, 2010
   Investor Class..........     0.91%             0.91%       June 30, 2010
TARGET 2025 FUND
   Administrator Class.....     0.85%        No Changes       June 30, 2010
   Institutional Class.....     0.50%                         June 30, 2010
   Investor Class..........     0.91%                         June 30, 2010
TARGET 2030 FUND/(S)/
   Class A.................     1.04%             1.02%       June 30, 2010
   Class B.................     1.79%             1.77%       June 30, 2010
   Class C.................     1.79%             1.77%       June 30, 2010
   Administrator Class.....     0.86%             0.86%       June 30, 2010
   Institutional Class.....     0.51%             0.51%       June 30, 2010
   Investor Class..........     0.92%             0.92%       June 30, 2010
TARGET 2035 FUND
   Administrator Class.....     0.87%        No Changes       June 30, 2010
   Institutional Class.....     0.52%                         June 30, 2010
   Investor Class..........     0.93%                         June 30, 2010
TARGET 2040 FUND/(S)/
   Class A.................     1.05%             1.03%       June 30, 2010
   Class B.................     1.80%             1.78%       June 30, 2010
   Class C.................     1.80%             1.78%       June 30, 2010
   Administrator Class.....     0.87%             0.87%       June 30, 2010
   Institutional Class.....     0.52%             0.52%       June 30, 2010
   Investor Class..........     0.93%             0.93%       June 30, 2010
TARGET 2045 FUND
   Administrator Class.....     0.87%        No Changes       June 30, 2010
   Institutional Class.....     0.52%                         June 30, 2010
   Investor Class..........     0.93%                         June 30, 2010
TARGET 2050 FUND
   Administrator Class.....     0.87%        No Changes       June 30, 2010
   Institutional Class.....     0.52%                         June 30, 2010
   Investor Class..........     0.93%                         June 30, 2010
TOTAL RETURN BOND FUND/55/
   Class A.................     0.85%             0.83%       3 Years After
   Class B.................     1.60%             1.58%       Implementation Date
   Class C.................     1.60%             1.58%       (all Classes)
   Administrator Class.....     0.70%             0.70%
   Institutional Class.....     0.42%             0.42%
   Investor Class..........     0.90%             0.86%

--------
/55/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class R shares to the Total Return Bond Fund with a capped net operating expense ratio of 1.08%, effective July 9, 2010.

                                                    CAPPED     CAPPED OPERATING
                                                   OPERATING     EXPENSE RATIO
                                                 EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                                      (CURRENT)        2010)*            RENEWAL DATE
-------------                                    ------------- ------------------  --------------------
TRADITIONAL SMALL CAP GROWTH FUND(+/-)/56/                                         3 Years After
   Class A......................................     1.33%                         Implementation Date
   Institutional Class..........................     0.98%                         (all Classes)
TREASURY PLUS MONEY MARKET FUND/57/
   Class A......................................     0.65%             0.65%       3 Years After
   Administrator Class..........................     0.35%             0.35%       Implementation Date
   Institutional Class..........................     0.20%             0.20%       (all Classes)
   Service Class................................     0.50%             0.45%
ULTRA SHORT-TERM INCOME FUND
   Class A......................................     0.70%             0.70%       3 Years After
   Class C......................................     1.45%             1.45%       Implementation Date
   Administrator Class..........................     0.55%             0.55%       (all Classes)
   Institutional Class..........................     0.35%             0.35%
   Investor Class...............................     0.75%             0.73%
ULTRA SHORT-TERM MUNICIPAL INCOME FUND/58/
   Class A......................................     0.67%             0.67%       October 31, 2010
   Class C......................................     1.42%             1.42%       October 31, 2010
   Institutional Class..........................     0.37%             0.37%       October 31, 2010
   Investor Class...............................     0.72%             0.70%       October 31, 2010
UTILITY & TELECOMMUNICATIONS FUND(+/-)/59/
   Class A......................................     1.14%                         3 Years After
   Class B......................................     1.89%                         Implementation Date
   Class C......................................     1.89%                         (all Classes)
   Institutional Class..........................     0.78%
U.S. VALUE FUND/60/
   Class A......................................     1.25%        No Changes       November 30, 2010
   Class B......................................     2.00%                         November 30, 2010
   Class C......................................     2.00%                         November 30, 2010
   Administrator Class..........................     0.96%                         November 30, 2010
   Investor Class...............................     1.32%                         November 30, 2010
WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO      1.50%        No Changes       September 30, 2010

--------
/56/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Class C and Administrator Class shares to the Traditional Small Cap Growth Fund with a capped net operating expense ratio of 2.08% and 1.20%, respectively, effective on or about July 30, 2010.
/57/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Sweep Class shares to the Treasury Plus Money Market Fund with a capped operating expense ratio of 1.05%, effective July 1, 2010.
/58/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Ultra Short-Term Municipal Income Fund with a capped net operating expense ratio of 0.60%, effective on or about July 30, 2010.
/59/ On March 26, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class shares to the Utility & Telecommunications Fund with a capped operating expense ratio of 0.95%, effective on or about July 30, 2010.
/60/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund to the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

                                                 CAPPED     CAPPED OPERATING
                                                OPERATING     EXPENSE RATIO
                                              EXPENSE RATIO (EFFECTIVE JULY 9,     EXPIRATION /
FUNDS/CLASSES                                   (CURRENT)        2010)*            RENEWAL DATE
-------------                                 ------------- ------------------  -------------------
WEALTHBUILDER EQUITY PORTFOLIO...............     1.50%        No Changes       September 30, 2010
WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO....     1.50%        No Changes       September 30, 2010
WEALTHBUILDER GROWTH BALANCED PORTFOLIO......     1.50%        No Changes       September 30, 2010
WEALTHBUILDER MODERATE BALANCED PORTFOLIO....     1.50%        No Changes       September 30, 2010
WEALTHBUILDER TACTICAL EQUITY PORTFOLIO......     1.50%        No Changes       September 30, 2010
WISCONSIN TAX-FREE FUND
   Class A...................................     0.70%             0.70%       October 31, 2010
   Class C...................................     1.49%             1.49%       October 31, 2010
   Investor Class............................     0.75%             0.73%       October 31, 2010
100% TREASURY MONEY MARKET FUND/61/
   Class A...................................     0.65%        No Changes       June 30, 2010
   Service Class.............................     0.50%                         June 30, 2010

   Most Recent Annual Approval: March 26, 2010
   Schedule A amended: May 26, 2010
--------
/61/ On December 18, 2009 the Board of Trustees of Wells Fargo Funds Trust approved the addition of Administrator Class and Sweep Class shares to the 100% Treasury Money Market Fund with capped operating expense ratios of 0.30% and 1.05%, respectively, effective July 1, 2010.

   The foregoing schedule of capped operating expense ratios is agreed to as of May 26, 2010 and shall remain in effect until changed in writing by the parties.

                                             WELLS FARGO FUNDS TRUST

                                             By:
                                                  ------------------------------
                                                  C. David Messman
                                                  Secretary

                                             WELLS FARGO FUNDS MANAGEMENT, LLC

                                             By:
                                                  ------------------------------
                                                  Andrew Owen
                                                  Executive Vice President